                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               BADGER METER, INC.
                               ------------------
                (Name of Registrant as Specified in its Charter)


                  --------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                              [BADGER METER LOGO]

                               BADGER METER, INC.
                           4545 WEST BROWN DEER ROAD
                           MILWAUKEE, WISCONSIN 53223

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 14, 2000

     The Annual Meeting of the Shareholders of Badger Meter, Inc. (the "Company") will be held at BADGER METER, INC., 4545 West Brown Deer Road, Milwaukee, Wisconsin, 53223, on Friday, April 14, 2000, at 8:30 a.m. local time, for the following purposes:

          1. To elect three directors to three-year terms;

          2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Holders of record of Common Stock of the Company at the close of business on February 29, 2000 will be entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Shareholders will be entitled to one vote per share so held.

     Please vote the enclosed proxy form, sign and return it in the envelope provided. You retain the right to revoke the proxy at any time before it is actually voted.

                                          By Order of the Board of Directors
                                          Deirdre C. Elliott, Secretary

March 16, 2000

                               BADGER METER, INC.
                           4545 WEST BROWN DEER ROAD
                           MILWAUKEE, WISCONSIN 53223

                                PROXY STATEMENT

To the Shareholders of
BADGER METER, INC.

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Badger Meter, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company (the "Meeting"), which will be held at 8:30 a.m. local time, Friday, April 14, 2000, at BADGER METER, INC., 4545 West Brown Deer Road, Milwaukee, Wisconsin 53223, and at any adjournments or postponements thereof.

     Shareholders who execute proxies retain the right to revoke them at any time prior to the voting thereof by giving notice to the Company in writing or in open meeting. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and any adjournments or postponements thereof.

     The record date for shareholders entitled to notice of and to vote at the Meeting is the close of business on February 29, 2000. As of the record date, the Company had 3,355,876 shares of Common Stock (the "Common Stock") outstanding and entitled to one vote per share.

     This Proxy Statement is being furnished to shareholders of the Company on or about March 16, 2000.

                      NOMINATION AND ELECTION OF DIRECTORS

     At the Meeting, holders of Common Stock shall be entitled to elect three directors. Directors will be elected by a plurality of votes cast at the Meeting (assuming a quorum is present). Consequently, any shares not voted at the Meeting, whether due to abstentions, broker nonvotes or otherwise, will have no impact on the election of directors.

     Proxies received representing one vote per share of Common Stock will, unless otherwise directed, be voted in favor of the election of each of the three persons named below to serve as directors for three years or until their respective successors have been duly appointed, or until their prior death, resignation or removal.

     The Board of Directors consists of eleven members divided into three classes of four, four and three directors each. One class is elected each year to serve for a term of three years. Three directors are to be elected at the Meeting for three-year terms expiring in 2003. One of the directors being nominated, Mr. Andrew J. Policano, was elected by the shareholders at the 1998 annual meeting for a two-year term expiring in 2000. Messrs. Ulice Payne, Jr., and Steven J. Smith were elected by the Board of Directors in February 2000. Effective February 11, 2000, Messrs. James O. Wright and Robert M. Hoffer retired as directors.

     Listed below are the names of the nominees of the Board of Directors for the office of director together with certain additional information concerning each such nominee. The three nominees are presently directors of the Company. If any of the nominees should be unable or unwilling to serve, the proxies, pursuant to the authority granted to them by the Board of Directors, shall have discretionary authority to select and vote for substitute nominees. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
               FOR THREE-YEAR TERMS EXPIRING 2003 ANNUAL MEETING

                                                                                              DIRECTOR
NAME AND POSITION WITH COMPANY           AGE   BUSINESS EXPERIENCE DURING LAST FIVE YEARS      SINCE
------------------------------           ---   ------------------------------------------     --------
ULICE PAYNE, JR. ......................  44    Foley & Lardner (a law firm): Partner.           2000
                                               Formerly, Reinhart, Boerner, VanDeuren,
                                               Norris & Rieselbach (a law firm): Partner.
ANDREW J. POLICANO.....................  50    University of Wisconsin: Dean of the School      1997
                                               of Business.
STEVEN J. SMITH........................  50    Journal Communications, Inc. (a media            2000
                                               company): Chairman and Chief Executive
                                               Officer
                                               Formerly, Journal Communications, Inc.:
                                               President.

     Listed below are the names of the directors who are not up for election this year together with certain additional information on each director.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                       TERMS EXPIRING 2001 ANNUAL MEETING

ROBERT D. BELAN........................  59    Badger Meter, Inc.: President and Chief          1999
                                               Operating Officer.
                                               Formerly, Badger Meter, Inc.: Executive Vice
                                               President.
KENNETH P. MANNING.....................  58    Universal Foods Corporation (an                  1996
                                               international marketer of flavors, colors,
                                               bioproducts, yeast & dehydrated vegetables):
                                               Chairman, President and Chief Executive
                                               Officer.
DONALD J. SCHUENKE.....................  71    Allen-Edmonds Shoe Corporation:                  1982
                                               Non-executive Chairman.
                                               Northern Telecom Limited (a
                                               telecommunications company): Retired
                                               Chairman.
                                               Northwestern Mutual Life Insurance Company:
                                               Retired Chairman and Chief Executive
                                               Officer.
PAMELA B. STROBEL......................  47    Commonwealth Edison Co. (an electric             1995
                                               utility): Executive Vice President and
                                               General Counsel. Unicom Corp. (parent
                                               company of Commonwealth Edison Co.):
                                               Executive Vice President and General
                                               Counsel.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                       TERMS EXPIRING 2002 ANNUAL MEETING

JAMES L. FORBES........................  68    Badger Meter, Inc.: Chairman and Chief           1981
                                               Executive Officer.
                                               Formerly, Badger Meter, Inc.: President and
                                               Chief Executive Officer.
CHARLES F. JAMES, JR. .................  68    Milwaukee School of Engineering: Vice            1986
                                               President of Academics.
                                               Formerly, University of
                                               Wisconsin -- Milwaukee: Dean of the College
                                               of Engineering and Applied Science.
JOHN J. STOLLENWERK....................  60    Allen-Edmonds Shoe Corporation (a                1996
                                               manufacturer and marketer of shoes): Owner
                                               and President.
JAMES O. WRIGHT, JR. ..................  54    The Wright Tax Service: Owner.                   1978

     Certain directors of the Company also serve as directors of other companies, some of which are publicly held. Mr. Forbes is a director of Universal Foods Corporation, Journal Communications, Inc. and United Wisconsin Services, Inc. Mr. Manning is a director of Universal Foods Corporation. Mr. Payne is a director of Midwest Express Holdings, Inc. and State Financial Services Corporation. Mr. Policano is a director of National Guardian Life Insurance Company. Mr. Schuenke is a director of Allen-Edmonds Shoe Corporation and the Federal Home Loan Mortgage Corporation. Mr. Smith is a director of Journal Communications, Inc. Mr. Stollenwerk is a director of Allen-Edmonds Shoe Corporation, The Northwestern Mutual Life Insurance Company, Firstar Corporation and Koss Corporation. Ms. Strobel is a director of IMC Global, Inc.

COMMITTEES, MEETINGS AND ATTENDANCE

     The Board of Directors of the Company had six standing committees during 1999: Audit, Compliance, Employee Benefit Plans, Finance, Management Review and Technology.

     The Audit Committee, which met twice in 1999, consists of Messrs. Payne (Chairman) and Manning and Ms. Strobel. The Audit Committee recommends to the Board of Directors independent auditors for selection by the Company, discusses with the independent auditors and internal auditors the scope and results of audits, and approves and reviews any non-audit services performed by the Company's independent auditing firm.

     The Management Review Committee, consisting of Messrs. Schuenke (Chairman), Payne, Policano and Stollenwerk, met twice in 1999 and in January 2000. The Management Review Committee reviews and establishes all forms of compensation for the officers of the Company and administers the Company's compensation plans including the various stock option plans. The Committee also reviews the various management development and succession programs. The Committee selects nominees for the Company's Board of Directors. The Committee considers nominees for directors recommended by the shareholders but has no established procedure which must be followed. The Company's Restated By-Laws also provide for shareholder nominations of candidates for election as directors. These provisions require such nominations to be made pursuant to timely notice (as specified in the Restated By-Laws) in writing to the Secretary of the Company.

     The Compliance Committee, which met twice in 1999, consists of Ms. Strobel (Chairman), and Messrs. James and Wright, Jr. The Compliance Committee monitors the Company's compliance with the Company's policies governing activities which include but are not limited to the Company's code of conduct, environment, safety, diversity, product regulation and quality processes.

     The Employee Benefit Plans Committee, which met twice in 1999, consists of Messrs. Policano (Chairman), Schuenke, Smith and Wright, Jr. The Employee Benefit Plans Committee oversees the administration of the Company's pension plans, savings plans, employee savings and stock ownership plans and other retirement plans.

     The Technology Committee, which met twice in 1999, consists of Messrs. Manning (Chairman), James, Smith and Stollenwerk. This committee assesses the development and maintenance of the technologies used by the Company in all aspects of the Company's operations.

     The Finance Committee, which met once in 1999, consists of Messrs. Stollenwerk (Chairman), Manning and Policano. This committee continually reviews the Company's various financing activities and recommends changes in the corporate debt structure.

     The Board of Directors held five meetings in 1999. All directors attended at least 75% of the meetings of the Board of Directors and committees on which they served during the period that they served.

DIRECTOR COMPENSATION

     The Chairman and Chief Executive Officer is an employee of the Company, as is the President and Chief Operating Officer, and both receive no compensation as a director. All other directors are compensated as follows: Directors were compensated during 1999 at a rate of $1,200 for each Board of Directors meeting attended and were reimbursed for out-of-pocket travel, lodging and meal expenses. Directors were compensated at the rate of $750 for each committee meeting they attended and an additional $250 for out-of-town or all-day meetings. In addition, directors were paid a retainer of $750 per month.

     Effective March 1, 2000, directors will be compensated at a rate of $1,500 for each Board of Directors meeting attended and reimbursed for out-of-pocket travel, lodging and meal expenses. Directors will be compensated at the rate of $1,000 for each committee meeting they attend and an additional $750 per month retainer.

     Effective January 1, 1996, the non-employee directors of the Company participate in the same long-term incentive plan as certain members of the management group. Under the terms of the plan, the directors earn cash bonuses based on the same earnings growth objectives as other participants. Effective January 1, 2000, the maximum amount that a director can earn under the long-term incentive plan is $15,000 to $22,100 per year, depending on date of award.

     Under the Company's 1999 Stock Option Plan, upon election to the Board of Directors, non-employee directors receive a grant of options to purchase 6,000 shares of Common Stock, and another grant of options to purchase up to 2,500 shares of Common Stock, with the exact amount fixed by the number of options remaining unexercised under the Plan.

                    STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

     The following table sets forth, as of February 29, 2000, the number of shares of the Company's Common Stock beneficially owned and the number of options outstanding by (i) each director of the Company, (ii) each of the executive officers named in the Summary Compensation Table set forth below,
(iii) all directors and officers of the Company as a group, and (iv) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock (as reported to the Securities and Exchange Commission). Beneficial ownership of shares is reported in the following table and footnotes in accordance with the beneficial ownership rules promulgated by the Securities and Exchange Commission. Such rules define "beneficial owner" of a security to include any person who has or shares voting power or investment power with respect to such security.

     Compliance with these rules results in overlapping beneficial ownership of shares. Therefore, certain shares set forth in the table below are reported as being beneficially owned by more than one person.

     In the aggregate, approximately 746,071 shares of Common Stock representing approximately 22.2% of the votes represented by the outstanding shares of Common Stock are beneficially held by directors and officers of the Company as a group.

                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF
                        BADGER METER, INC. COMMON STOCK

                                                                                         NUMBER OF SHARES
                                                                                           BENEFICIALLY
                                                                                            OWNED AND
                                           TOTAL          SOLE            SHARED            PERCENT OF
                                          OPTIONS      BENEFICIAL       BENEFICIAL            CLASS
NAME                                    OUTSTANDING   OWNERSHIP(1)     OWNERSHIP(1)       OUTSTANDING(4)
----                                    -----------   ------------     ------------      ----------------
JAMES L. FORBES.......................     18,680        96,558(2)(3)    141,596(2)          236,134
                                                                                                 7.0%
ROBERT D. BELAN.......................     31,772        28,291(2)(3)                         44,791
                                                                                                 1.3%
CHARLES F. JAMES, JR. ................      8,000         2,000              600              10,600
                                                                                                 0.3%
KENNETH P. MANNING....................      6,500         3,707                               10,207
                                                                                                 0.3%

                                                                                         NUMBER OF SHARES
                                                                                           BENEFICIALLY
                                                                                            OWNED AND
                                           TOTAL          SOLE            SHARED            PERCENT OF
                                          OPTIONS      BENEFICIAL       BENEFICIAL            CLASS
NAME                                    OUTSTANDING   OWNERSHIP(1)     OWNERSHIP(1)       OUTSTANDING(4)
----                                    -----------   ------------     ------------      ----------------
ULICE PAYNE, JR. .....................      8,000

ANDREW J. POLICANO....................      8,500         1,500                               10,000
                                                                                                 0.3%
DONALD J. SCHUENKE....................      8,000         5,000                               13,000
                                                                                                 0.4%
STEVEN J. SMITH.......................      8,000

JOHN J. STOLLENWERK...................      8,000         5,362            2,383              15,745
                                                                                                 0.5%
PAMELA B. STROBEL.....................      8,000         3,900                               11,900
                                                                                                 0.4%
JAMES O. WRIGHT, JR. .................      8,000         8,150          201,000(5)(8)       217,150
                                                                                                 6.5%
RONALD H. DIX.........................     13,596        39,706(2)(3)    141,596(2)          177,702
                                                                                                 5.3%
RICHARD A. MEEUSEN....................     17,308        14,524(2)(3)    141,596(2)          152,864
                                                                                                 4.6%
WILLIAM H. VANDER HEYDEN..............      5,768        31,898(2)(3)        400              38,059
                                                                                                 1.1%
All Directors and Officers as a Group
  (22 persons, including those named
  above)..............................    261,104       339,089(2)(3)    345,979(2)(5)(8)     747,071
                                                                                                22.2%
Dimensional Fund Advisors Inc.
  1299 Ocean Avenue 11th Floor
  Santa Monica, CA 90401..............                  218,300(6)                           218,300
                                                                                                 6.5%
Heartland Advisors, Inc.
  789 N. Water St.
  Milwaukee, WI 53202.................                  427,300(7)                           427,300
                                                                                                12.7%
JOW Corp.
  4545 West Brown Deer Rd.
  Milwaukee, WI 53223.................                                   200,000(8)          200,000
                                                                                                 6.0%
M&I Trust Company
  1000 N. Water St.
  Milwaukee, WI 53202.................                   15,750          495,920(3)(9)       511,670
                                                                                                15.2%

---------------

(1) Unless otherwise indicated, the beneficial owner has sole investment and voting power or shared voting and investment power over the reported shares.

(2) The Badger Meter Officers' Voting Trust ("Officers' Trust"), of which Ronald
    H. Dix, James L. Forbes and Richard A. Meeusen are trustees, held 141,596 shares of Common Stock as of February 29, 2000. The address of the trustees is 4545 West Brown Deer Road, Milwaukee, WI 53223. The trustees of the Officers' Trust have the right to vote all shares of Common Stock held therein. The Officers' Trust will exist for 30 years from December 18, 1992 to December 18, 2022 and thereafter for additional 30-year renewal periods unless earlier terminated by a vote of beneficiaries holding 75% or more of the votes in the Officers' Trust or by applicable law.

    The Officers' Trust has a $2,000,000 bank credit line used to assist officers in financing the purchase of Company stock. Loans to the Officers' Trust are guaranteed by the Company and the stock purchased by the officers using this credit facility is pledged to the Company to secure the loans. Each depositor to the Trust must have sufficient shares deposited to adequately collateralize the individual officer's loan balance. The Officers' Trust holds shares with a value more than sufficient to cover the full credit line. All officers, including the named executive officers, have purchased Common Stock using this credit facility.

    Messrs. Dix, Forbes and Meeusen all share voting power in all of the shares deposited in the Officers' Trust. Beneficiaries of the Officers' Trust have sole investment power over only those shares individually deposited in the Officers' Trust. Mr. Dix has sole investment power over 10,000 shares of Common Stock. Mr. Forbes has sole investment power over 2,020 shares of Common Stock. Mr. Meeusen has sole investment power over 13,256 shares of Common Stock. Messrs. Belan and Vander Heyden have sole investment power (but no voting power) over 26,854 and 1,500 shares of Common Stock, respectively.

(3) In conjunction with the Badger Meter, Inc. Employee Savings and Stock Ownership Plan, Common Stock included in the preceding table has been allocated to the following directors and/or officers as follows: James L. Forbes, 5,466 shares; Robert D. Belan, 1,437 shares; Ronald H. Dix, 2,852 shares; Richard A. Meeusen, 316 shares; William H. Vander Heyden, 4,271 shares; and all officers as a group, 23,848 shares. A person who has been allocated shares pursuant to this plan has shared voting power but no investment power with respect to these shares.

(4) Includes the following shares subject to stock options which are currently exercisable or exercisable within 60 days of February 29, 2000: Mr.
    Forbes -- 0 shares; Mr. Belan -- 16,500 shares; Mr. Dix -- 6,400 shares; Mr. Meeusen -- 10,000 shares; Mr. Vander Heyden -- 5,768 shares; and all directors and executive officers as a group -- 151,868 shares.

(5) The number of shares shown includes shares which are reported as beneficially owned solely because such person is co-trustee of the Christina Wright Schiro 1973 Trust, 1,000 shares.

(6) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. (These investment companies and investment vehicles are the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over the Common Stock owned by the Portfolios. All shares of Common Stock reported in this schedule are owned by the Portfolios, and Dimensional disclaims beneficial ownership of such shares of Common Stock.

(7) These securities are held in investment advisory accounts of Heartland Advisors, Inc. As a result, various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities. The interests of one such account, Heartland Value Fund, a series of Heartland Group, Inc., a registered investment company, relates to more than 5% of the class.

(8) JOW Corp. is a personal holding company. James O. Wright, Jr. is a shareholder of JOW Corp. James O. Wright, father of James O. Wright, Jr. and retired director and officer of Badger Meter, Inc., is the president of JOW Corp.

(9) The number of shares shown includes shares held in one or more employee benefit plans, where the Marshall & Ilsley Trust Company, as custodian, may be viewed as having voting or dispositive authority in certain situations pursuant to Department of Labor regulations or interpretations or federal case law. Pursuant to SEC Rule 13d-4, inclusion of such shares in this statement shall not be construed as an admission that the reporting person or its subsidiaries are, for purposes of Sections 13(d) or 13(g) of the Act, the beneficial owners of such securities.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation earned during each of the Company's last three fiscal years to the Company's Chairman and Chief Executive Officer and each of the Company's four other most highly compensated executive officers, based on salary and bonus earned during fiscal 1999.

                                                                              LONG-TERM
                                              ANNUAL COMPENSATION        COMPENSATION AWARDS
                                              --------------------   ---------------------------
                                                                     EARNINGS UNDER
                                                                       LONG-TERM      SECURITIES    ALL OTHER
NAME AND PRINCIPAL                   FISCAL                          INCENTIVE PLAN   UNDERLYING   COMPENSATION
POSITION                              YEAR    SALARY($)   BONUS($)       ($)(2)       OPTIONS(#)      ($)(1)
------------------                   ------   ---------   --------   --------------   ----------   ------------
James L. Forbes....................   1999     394,578    200,000        36,253         10,000        2,500
Chairman and Chief                    1998     374,810    185,000        39,853              0        2,500
Executive Officer                     1997     349,387    172,500        38,759          8,680        2,375

Robert D. Belan....................   1999     256,557    130,000        20,348          6,000        2,500
President and Chief                   1998     218,014     90,000        20,348          5,500        2,500
Operating Officer                     1997     196,002     75,800        20,348          4,872        2,375

William H. Vander Heyden...........   1999     229,543     22,600        24,090              0        2,500
Vice President                        1998     224,151     30,900        24,090              0        2,500
                                      1997     219,099          0        24,090          5,768        2,375

Ronald H. Dix......................   1999     169,665     58,100        15,437          3,500        2,500
Vice President Admin. &               1998     161,162     55,300        15,437              0        2,500
Human Resources                       1997     153,064     52,500        15,437          3,696        2,375

Richard A. Meeusen.................   1999     168,498     66,000        15,904          3,500        2,500
Vice President-Finance,               1998     158,016     54,250        15,904              0        2,500
Treasurer and Chief                   1997     150,126     50,900        15,904          3,808        2,375
Financial Officer

---------------

(1) Company contribution to Badger Meter, Inc. Employee Savings and Stock Ownership Plan (ESSOP).

(2) Each of the executive officers named in the table is designated as a participant under the Company's Long-Term Incentive Plan ("LTIP"). The LTIP provides annual cash bonuses to the named officers and other members of the management group with respect to a four or five year performance period. The awards are based upon annual attainment of earnings objectives for the period 1996 to 2000, as established by the Board of Directors. Maximum annual payments under this plan are $39,853, $20,348, $24,090, $15,437 and $15,904 for Messrs. Forbes, Belan, Vander Heyden, Dix and Meeusen, respectively.

     Certain benefits (including social club dues, automobile and legal and accounting services) were provided through the Company to the executive officers named in the table above. The aggregate amount of such benefits for each of the executive officers named in the table did not exceed 10% of such officer's cash compensation for any of the years shown.

OPTION GRANTS IN 1999

     The following table sets forth certain information concerning options to purchase Common Stock granted in 1999 to the individuals named in the Summary Compensation Table.

                               INDIVIDUAL GRANTS

                                                     % OF TOTAL
                                       NUMBER OF       OPTIONS                                  CURRENT
                                      SECURITIES     GRANTED TO                                 PRESENT
                                      UNDERLYING      EMPLOYEES     EXERCISE                   VALUE AT
                                        OPTIONS          IN          OR BASE     EXPIRATION     DATE OF
NAME                                 GRANTED(#)(1)   FISCAL YEAR   PRICE($/SH)      DATE       GRANT($)
----                                 -------------   -----------   -----------   ----------   -----------
James L. Forbes....................     10,000          13.9%        $40.25       7/17/09      $128,400
Robert D. Belan....................      6,000           8.3%        $40.25       7/17/09      $ 77,040
Ronald H. Dix......................      3,500           4.8%        $40.25       7/17/09      $ 44,940
Richard A. Meeusen.................      3,500           4.8%        $40.25       7/17/09      $ 44,940

---------------

(1) The above options are non-qualified stock options for purposes of the Internal Revenue Code of 1986, as amended. The option base price is the fair market value of the stock at the time of the grant. Options become exercisable three years after date of grant. Termination of employment for any reason other than death, disability or retirement will result in the cancellation of the unexercisable options. The option term is ten years. The current present value at date of grant was computed under the Black-Scholes option pricing model using the following assumptions: risk-free interest rate of 5.6%; dividend yield of 3%; expected market price volatility factor of 38%; and a weighted average expected life of five years.

AGGREGATED OPTION EXERCISES IN 1999 AND YEAR-END OPTION VALUES

     The following table sets forth certain information concerning the exercise in 1999 of options to purchase Common Stock by the five individuals named in the Summary Compensation Table and the unexercised options to purchase Common Stock held by such individuals at December 31, 1999.

                                                               NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                   SHARES                     UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS AT
                                 ACQUIRED ON      VALUE        OPTIONS AT FY-END(#)              FY-END($)
NAME                             EXERCISE(#)   REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                             -----------   -----------   -------------------------   -------------------------
James L. Forbes................     2,170       $ 52,080           2,170 / 18,680           $ 38,518 / $66,185
Robert D. Belan................     1,218       $ 29,232          17,718 / 15,272           $336,545 / $37,149
William H. Vander Heyden.......     6,842       $187,563            1,442 / 5,768           $ 25,596 / $43,981
Ronald H. Dix..................     1,924       $ 43,301            7,324 / 7,196           $140,189 / $28,182
Richard A. Meeusen.............       952       $ 22,848           10,952 / 7,308           $194,398 / $29,036

PENSION PLAN TABLE

     The Company maintained a defined benefit pension plan (the "Pension Plan") covering all domestic salaried employees including the above-named executive officers. Effective January 1, 1997, the Pension Plan was modified to become a "cash balance" plan. Under this approach, a participant has an account balance which is credited each year with dollar amounts equal to 5% of compensation, plus 2% of compensation in excess of the Social Security wage base. Interest is credited to the account balance each year at a rate of interest based upon 30-year U.S. Treasury securities. A starting balance was established for each participant based upon December 31, 1996 accrued benefits under the prior Pension Plan formula.

     Additional annual dollar amounts are credited to the accounts of participants with Pension Plan participation prior to January 1, 1997. These additional annual credits are 3% for those with less than 11 years; 4% for those with 11 to 20 years; and 5% for those with over 20 years. The additional credits will apply for years after 1996 for each year of continued employment but limited to the lesser of 15 years or the number of the participant's years of credited service as of December 31, 1996. At retirement, a participant may elect a cash payment of the account balance or a life annuity of equivalent value.

     Mr. Meeusen is eligible for benefits under the cash balance plan but is not eligible for benefits under the prior plan's final average pay formula. The estimated total annual benefit payable to Mr. Meeusen under the cash balance plan at age 65 is $78,070. This projected benefit was determined assuming no future increases in pay and interest credited annually to the cash balance account at a rate of 7%.

     The remaining executive officers, because of their ages, are expected to obtain retirement benefits according to the prior plan's final average pay formula, which has been retained under the modified Pension Plan as a minimum benefit for employees who had attained age 50 and completed 10 or more years of service as of December 31, 1996.

     Under the prior formula, the monthly pension at normal retirement (age 65) for all executive officers is equal to the sum of nine-tenths percent (0.9%) of the participant's average monthly compensation (based on the highest 60 months of the last 120 months compensation) multiplied by the participant's years of service, not to exceed 30; and six-tenths percent (0.6%) of the participant's average monthly compensation in excess of Covered Compensation (as defined in the Pension Plan), multiplied by the participant's years of service, not to exceed 30. IRS regulations limit the amount of compensation to be considered in benefit calculations to $160,000 in 1999, and varying amounts for prior years. Participants whose compensation is in excess of the IRS limits also participate in a non-qualified unfunded supplemental retirement plan. Benefits are calculated to provide the participant the same pension benefits as if there was no compensation limit.

     Based on the assumption that retirement occurs at age 65, the following table shows the approximate annual retirement benefit payable from either the funded or unfunded plan to salaried employees retiring in 1999, based on the benefit formula described below.

AVERAGE                                                YEARS OF SERVICE
ANNUAL                          ---------------------------------------------------------------
COMPENSATION                       10         15         20         25         30         35
------------                    --------   --------   --------   --------   --------   --------
$150,000......................  $ 20,516   $ 30,948   $ 41,265   $ 51,581   $ 61,897   $ 61,897
$175,000......................  $ 24,266   $ 36,573   $ 48,765   $ 60,956   $ 73,147   $ 73,147
$200,000......................  $ 28,016   $ 42,198   $ 56,265   $ 70,331   $ 84,397   $ 84,397
$250,000......................  $ 35,516   $ 53,448   $ 71,265   $ 89,081   $106,897   $106,897
$300,000......................  $ 43,016   $ 64,698   $ 86,265   $107,831   $129,397   $129,397
$350,000......................  $ 50,516   $ 75,948   $101,265   $126,581   $151,897   $151,897
$400,000......................  $ 58,016   $ 87,198   $116,265   $145,331   $174,397   $174,397
$450,000......................  $ 65,516   $ 98,448   $131,265   $164,081   $196,897   $196,897
$500,000......................  $ 73,016   $109,698   $146,265   $182,831   $219,397   $219,397
$550,000......................  $ 80,516   $120,948   $161,265   $201,581   $241,897   $241,897
$600,000......................  $ 88,016   $132,198   $176,265   $220,331   $264,397   $264,397
$650,000......................  $ 95,516   $143,275   $191,033   $238,791   $286,549   $286,549
$700,000......................  $103,016   $154,525   $206,033   $257,541   $309,049   $309,049
$750,000......................  $110,516   $165,775   $221,033   $276,291   $331,549   $331,549

     Compensation covered by the Defined Benefit Plan is a participant's salary and bonus, as shown in the Summary Compensation Table, whether or not such compensation has been deferred at the participant's election.

     The above table does not reflect limitations imposed by the Internal Revenue Code of 1986 (the "Code"), as amended on pensions paid under federal income tax qualified plans. However, an executive officer covered by the Company's unfunded program will receive the full pension to which he would be entitled in the absence of such limitations.

     The years of credited service under the Pension Plan for each individual named in the Summary Compensation Table are as follows: Mr. Forbes (20), Mr. Vander Heyden (37), Mr. Belan (15) and Mr. Dix (18). The current remuneration for these individuals for purposes of the Pension Plan is set forth in the Summary Compensation Table.

     In 1990, Messrs. Forbes, Vander Heyden and Dix agreed to the cancellation of substantially all of their post-retirement group term life insurance in exchange for an unfunded supplemental retirement plan. This plan provides for the payment of 20% of the participant's final monthly salary for 120 months after retirement. Assuming no increase in salary before retirement, they would be paid additional annual pensions of $84,000, $45,200, and $34,600, respectively. Mr. Belan is entitled to benefits under a non-qualified supplemental retirement plan for five years of service which he was granted at the time of his employment. The 15 years of credited service under the Pension Plan consists of five years under the non-qualified supplemental retirement plan and ten years under the qualified plan. Benefits are calculated to provide Mr. Belan with the same pension benefits as if all of his credited service was under the qualified plan.

       BOARD MANAGEMENT REVIEW COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is administered by the Management Review Committee of the Board of Directors. The Committee is composed of four non-employee directors. Following the Committee's review and approval, all matters related to their activities are reported to the full Board of Directors for approval.

     The charter of the Management Review Committee includes the following powers and duties:

          1. To recommend candidates to be nominated by the Board of Directors for election as directors of the Company at the next succeeding Annual Meeting of Shareholders;

          2. To recommend candidates to fill any unexpired term of the Board which may occur, and to consider nominees recommended by shareholders;

          3. To evaluate director performance;

          4. To review and consider management's program for the development and succession of management, including identifying and developing those individuals who have the character, intelligence, motivation, education, stamina, and can successfully perform management duties;

          5. To recommend candidates to be nominated by the Board of Directors for election as corporate officers and to make recommendations to the Board of Directors on the ratification of the approved officers;

          6. To evaluate the performance of the corporate officers;

          7. To review and approve all forms of compensation and fringe benefits for all corporate officers, except assistant officers;

          8. To review recommendations and to grant Stock Options in accordance with their respective plans;

          9. To review and approve annually the corporate incentive plans and incentives to be paid;

          10. To review and recommend to the Board fees and compensation, including incentive compensation, of non-employee directors for service on the Board or its committees or to the Company in any capacity; and

          11. To submit to the Corporate Secretary minutes of each meeting held by the Committee.

     The compensation policies which are used as a general guideline for the Committee as it carries out its powers and duties are:

          1. The design of executive pay programs should attract and retain qualified executive officers, motivate and reward performance;

          2. Achievement of annual incentive compensation levels requires attainment of performance goals as approved by the Management Review Committee;

          3. Long-term incentive programs must focus on the enhancement of shareholder value through the use of stock options and long-term cash incentives; and

          4. The Committee uses its judgment to achieve a fair and competitive compensation structure, utilizing both short-term and long-term plans, with fixed and variable components.

     In making its decisions, the Management Review Committee reviews:

          1. Competitive compensation data for organizations of similar size and similar business activity, considering both base salary and bonus data separately, on a combined basis and total cash and non-cash compensation;

          2. Financial performance for the Company as a whole and various product lines, relative to prior year, the budget and other meaningful financial data; and

          3. Personal performance, including objectives approved by the Management Review Committee and on a discretionary basis, where appropriate.

     The compensation program for the executive officers of the Company involves base salaries, short-term annual cash incentive bonuses and a long-term program using stock options and cash incentives.

     Base Salaries. Salary rate ranges are established for each officer position. The rate ranges are reviewed annually by the Management Review Committee, using data supplied by an independent consulting firm, on organizations of similar size and similar business activity. Membership in the performance peer group set forth on page 13 is limited to publicly-held companies. The compensation survey incorporates privately-held as well as publicly-held companies of similar size, and has a broader definition of similar business activity, thereby providing the best basis for evaluating compensation relative to the companies that compete with the Company for executives. The data includes salaries, total cash compensation and total compensation. This process has been consistently used by the Management Review Committee for the past ten years. The Company's policy is to pay executives at market, so the midpoint of the rate range reflects compensation for similar positions in organizations of similar size and similar business. Each of the individual officers' compensation falls within the appropriate rate range.

     In establishing the compensation of each officer, including the Chairman and Chief Executive Officer, the Management Review Committee is given a five-year history, including base salary, short-term incentive awards, and long-term compensation programs. The Committee is also furnished with a schedule showing the Common Stock ownership of each officer, including options and restricted shares.

     The base compensation for each employee is established by first determining the employee's position within the applicable rate range and then considering various performance factors. For those employees who are managers of a product line or a combination of product lines, the financial performance of that particular unit, relative to the prior year, the budget and the current economic condition of the market being served are considered. Other non-financial objectives examined include any change in market share, new product development, customer service and the quality attainment of various products. Because the philosophy of the Company is one of long-term goals and objectives, greater weight is given to the long-term factors and lesser weight to the annual financial performance for base compensation considerations.

     Base salary increases approved for 2000 by the Management Review Committee ranged from 4.0 to 10.7 percent, with the Chairman and Chief Executive Officer being granted a 5.0 percent increase, after evaluation of the factors set forth above relative to each individual's circumstances and performance.

     Short-Term Incentive Plan. Under the short-term incentive plan, the maximum bonus payable is 60 percent of base salary for the Chairman and Chief Executive Officer and 35-60 percent for the other officers. There are four factors to the short-term incentive plan; financial, objective, return on assets employed and cash flow. The most significant financial factor, generally 20-45 percent of the base salary, is based on the attainment of a certain pretax earnings for the Company, approved at the beginning of each year by the Management Review Committee, and return on assets employed. The second, third and fourth factors, each five percent of the base salary, are determined in advance and agreed to by the Management Review Committee including return on assets employed and cash flow targets and one or two objectives, such as personnel development, product development, systems enhancements and compliance programs. For 1999, the bonuses for the executive officers range from a low of 10.0 percent to a high of
50.0 percent. The Chairman and Chief Executive Officer received a bonus of $200,000.

     In determining the individual short-term incentive awards, the financial factor was based on earnings before taxes for some of the corporate officers and operating earnings of selected product lines for those officers who have responsibility for these product lines.

     For 1999, the short-term incentive plan had the various payout percentages, but the targets were operating earnings before taxes and return on assets employed for various corporate officers and operating earnings and return on assets employed for selected product lines for those officers who have responsibility for managing these product lines. In all cases, greater weight is assigned to the financial factor and less weight to the objective factor. The return on assets employed will be a maximum 5 percent of salary potential for the plan participants.

     Long-Term Incentive Plans/Stock Option Plans. A long-term compensation program, which includes the Company's 1989 Stock Option Plan, the 1993 Stock Option Plan, the 1995 Stock Option Plan, the 1997 Stock Option Plan and the 1999 Stock Option Plan, presents an opportunity for the officers to gain or increase their equity interests in the Company. All of the stock options are granted at the market price on the date of grant and are based on a factor of compensation.

     The Company has a long-term incentive plan whereby members of the management group can earn bonuses based upon increases in earnings per share over the prior year. A cash bonus is payable annually for four or five years, if the annual increase in earnings per share meet the objectives established by the Board of Directors. During the years, 1996-2000, the maximum annual bonus to be paid to a participant would be approximately 11.81 percent of his December 31, 1995 base salary. The maximum earnings targets were achieved for all four years and the maximum bonus payments were earned by the management group. The Committee believes that the long-term incentive plan, based on increases in earnings per share, ties management compensation to the shareholders' interest and is reasonable compared to other publicly held companies of similar size. The Company has continued the long-term incentive plan for the years beginning January 2000 through December 31, 2003, on the same terms except that during the years 2000-2004, the maximum annual bonus paid to the participant could range from 12 to 24 percent of his February 1, 2000 base salary.

     Section 162(m) Limitations. It is anticipated all 2000 compensation to executives will be fully deductible under Section 162(m) of the Code and therefore the Management Review Committee determined that a policy with respect to qualifying compensation paid to certain executive officers for deductibility is not necessary.

     The foregoing report has been approved by all members of the Committee.

                                       The Management Review Committee
                                                Donald J. Schuenke, Chairman
                                                Andrew J. Policano
                                                John J. Stollenwerk

        MANAGEMENT REVIEW COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Management Review Committee during 1999 consisted of Messrs. Schuenke, Hoffer, Policano and Stollenwerk. There were no Compensation Committee interlocks.

                               PERFORMANCE GRAPH

     The following graph compares on a cumulative basis the yearly percentage change since January 1, 1995 in (a) the total shareholder return on the Common Stock with (b) the total return on the American Stock Exchange Corporate Index and (c) the total return of a peer group made up of 14 companies in similar industries and with similar market capitalization as selected by an independent consulting firm. The graph assumes $100.00 invested on January 1, 1995. It further assumes the reinvestment of dividends. The returns of each component company in the peer group have also been weighted based on such company's relative market capitalization.
                                    [GRAPH]

                                                      BADGER METER                 PEER GROUP                 BROAD MARKET
                                                      ------------                 ----------                 ------------
1994                                                     100.00                      100.00                      100.00
1995                                                     114.59                      132.34                      128.90
1996                                                     170.68                      173.59                      136.01
1997                                                     368.08                      185.67                      163.66
1998                                                     327.41                      150.67                      161.44
1999                                                     282.87                      204.12                      201.27

                                             1994     1995     1996     1997     1998     1999
                                            ------   ------   ------   ------   ------   ------
Badger Meter..............................  100.00   114.59   170.68   368.08   327.41   282.87
Peer Group................................  100.00   132.34   173.59   185.67   150.79   204.12
Broad Market..............................  100.00   128.90   136.01   163.66   161.44   201.27

* Peer Group consists of Axcess, Inc., Badger Meter, Inc., Bio/Rad Labs, Candela Laser Corp., CEM Corp., Frequency Electronics, Innovex, Inc., Integral Vision, Inc., K-Tron International, Inc., Keithley Instruments, Moore Products Company, Newport Corp., Research Frontiers, Inc. and TSI, Inc. Medar, Inc. has been omitted from this year's Peer Group because it is no longer a publicly-traded company. Integral Vision, Inc. was added in 1999.

                              CERTAIN TRANSACTIONS

     The Company maintains a short-term credit line of $10,000,000 with Firstar Bank, N.A. During 1999, the maximum indebtedness under this short-term line of credit was $1,575,000. At February 29, 2000, $1,000,000 was the total indebtedness to Firstar Bank, N.A. Mr. Stollenwerk is a director of Firstar Corporation (the parent corporation of Firstar Bank, N.A.). The terms of the Company's credit lines with Firstar Bank, N.A. are comparable to those that would be obtained from an unaffiliated third party.

     The Company utilizes Foley & Lardner to perform various legal services. Ulice Payne, Jr. is a partner of Foley & Lardner. No services were performed or directed by Mr. Payne.

                              INDEPENDENT AUDITORS

     Ernst & Young LLP, the Company's independent auditors for many years, has been selected to audit the Company and its subsidiaries for 2000.
Representatives of Ernst & Young LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors to file reports concerning the ownership of Company equity securities with the Securities and Exchange Commission and the Company. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required, the Company believes that, during the year ended December 31, 1999, all reports required by Section 16(a) to be filed by the Company's insiders were filed on a timely basis.

                                 OTHER MATTERS

     THE COMPANY WILL FILE AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1999. THE COMPANY WILL PROVIDE A COPY OF THIS FORM 10-K REPORT WITHOUT CHARGE TO EACH PERSON WHO IS A RECORD OR BENEFICIAL HOLDER OF SHARES OF COMMON STOCK ON THE RECORD DATE FOR THE MEETING AND WHO SUBMITS A WRITTEN REQUEST FOR IT. REQUESTS FOR COPIES OF THE FORM 10-K SHOULD BE ADDRESSED TO SECRETARY, BADGER METER, INC., 4545 WEST BROWN DEER ROAD, P.O. BOX 245036, MILWAUKEE, WISCONSIN 53224-9536

     The cost of solicitation of proxies will be borne by the Company. Brokers, nominees and custodians who hold stock in their names and who solicit proxies from the beneficial owners will be reimbursed by the Company for out-of-pocket and reasonable clerical expenses.

     The Board of Directors does not intend to present at the Meeting any matters other than those set forth herein and does not presently know of any other matters that may be presented to the Meeting by others. However, if any other matters should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote said proxy on any such matters in accordance with their best judgment.

     A shareholder wishing to include a proposal in the proxy statement for the 2001 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), must forward the proposal to the Company by November 16, 2000. In addition, a shareholder who otherwise intends to present business at the 2001 Annual Meeting (including nominating persons for election as directors) must comply with the requirements set forth in the Company's Restated By-Laws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof, complying with the Restated By-Laws, to the Secretary of the Company not less than 60 days and not more than 90 days prior to the second Saturday in the month of April (subject to certain exceptions if the annual meeting is advanced or delayed a certain number of days). Accordingly, if the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 prior to February 14, 2001, then the notice will be considered untimely and the Company will not be required to present such proposal at the 2001 Annual Meeting. If the Board of Directors chooses to present such proposal at the 2001 Annual Meeting, then the persons named in proxies solicited by the Board of Directors for the 2001 Annual Meeting may exercise discretionary voting power with respect to such proposal.

                                          Deirdre C. Elliott
                                          Secretary

March 16, 2000

                                                               PROXY
                                                2000 ANNUAL MEETING OF SHAREHOLDERS
                                                         BADGER METER, INC.

     The undersigned does hereby constitute and appoint James L. Forbes, Robert D. Belan and Deirdre C. Elliott, or any one or more of them, as proxies for the undersigned at the Annual Meeting of Shareholders of Badger Meter, Inc. to be held on Friday, April 14,
2000, at Badger Meter, Inc., 4545 West Brown Deer Road, Milwaukee, Wisconsin, at 8:30 a.m. local time, and any adjournments or postponements thereat, to vote thereat the shares of stock held by the undersigned as fully and with the same effect as the undersigned might or could do if personally present at said Meeting or any adjournments or postponements thereof hereby revoking any other Proxy heretofore executed by the undersigned for such Meeting. The undersigned acknowledges receipt of the Notice of
Annual Meeting of shareholders and the Proxy Statement.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION
IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS.








                         \/   COMPLETE AND SIGN BELOW. DETACH AND RETURN USING THE ENVELOPE PROVIDED     \/

---                                                                                                                             ---
|                                                                                                                                 |
                                               BADGER METER, INC. 2000 ANNUAL MEETING


1. ELECTION OF DIRECTORS:
   THREE-YEAR TERM: 1 - Ullce Payne, Jr. 2 - Andrew J. Pollcano 3 - Steven J. Smith   | | FOR all nominees   | | WITHHOLD AUTHORITY
                                                                                          listed to the          to vote for all
                                                                                          left (except as        nominees listed
                                                                                          specified below).      to the left.


                                                                                       -------------------------------------------
(Instructions: To withhold authority to vote for any indicated nominee,               |                                           |
write the number(s) of the nominee(s) in the box provided to the right.)    ------>   |                                           |
                                                                                       -------------------------------------------


2. To transact such other business as may properly come before the meeting, or any adjournments of postponements thereof.



Check appropriate box                   Date ___________________                          NO. OF SHARES
Indicate changes below:
Address Change?    | |       Name Change?   | |                                        -------------------------------------------
                                                                                      |                                           |
                                                                                      |                                           |
                                                                                      |                                           |
                                                                                      |                                           |
                                                                                      |                                           |
                                                                                      |                                           |
                                                                                       -------------------------------------------

                                                                                       Signature(s) in Box
                                                                                       Please sign exactly as your name appears on
                                                                                       your stock certificate as shown directly to
                                                                                       the left. Joint owners should each sign
                                                                                       personally. A corporation should sign in
                                                                                       full corporate name by duly authorized
                                                                                       officers. When signing as attorney,
                                                                                       executor, administrator, trustee or
                                                                                       guardian, give full title as such.


|                                                                                                                                 |
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